Exhibit 31.4

CERTIFICATION PURSUANT TO RULES 13A-14(A) AND 15D-14(A) UNDER
THE SECURITIES EXCHANGE ACT OF 1934, AS ADOPTED
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, David Sailer, certify that:

1.	I have reviewed this Annual Report on Form 10-K/A of Clear Channel Outdoor Holdings, Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: March 27, 2026

/s/ David Sailer
David Sailer
Chief Financial Officer